SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 25, 2005

                             ----------------------

                         CASCADE NATURAL GAS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                   Washington
         (State or other jurisdiction of incorporation or organization)

                                     1-7196
                            (Commission file number)

                                   91-0599090
                                   ----------
                      (I.R.S. Employer Identification No.)


222 Fairview Avenue North
          Seattle, WA                                          98109
(Address of principal executive offices)                     (Zip Code)

                             (Registrant's telephone number including area code)
                                             (206) 624-3900
                                             --------------


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 25, 2005, the Registrant issued an earnings release to announce its earnings for the three-and nine-month periods ended June 30, 2005.

The earnings release is included in this report as Exhibit 99.1.

The information provided under this Item 2.02 is not intended to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and accordingly is not intended to be incorporated by reference in other filings by the Registrant.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements

        None

(b) Schedule of Exhibits

        Exhibit 99.1.  Earnings Release.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 CASCADE NATURAL GAS CORPORATION

     July 25, 2005                                By      /s/ Rick A. Davis
---------------------                                ---------------------------
          Date                                                Rick A. Davis


                                                         Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit Number                      Description
--------------                      -----------

99.1                                Earnings Release